EXHIBIT 10.24

AMENDMENT NO. 1

TO

LOAN AND SECURITY AGREEMENT

This Amendment No. 1 (the “Amendment”), effective as of this 26th day of March, 2004, is by and among Centennial Specialty Foods Corporation, a Delaware corporation (“Centennial”), Stokes Canning Company, a Colorado corporation (“Stokes”), and Heartland Bank, a federal savings bank (“Lender”).  Centennial and Stokes are collectively referred to as the “Borrower.”

WHEREAS, Borrower and Lender entered into a certain Loan and Security Agreement dated March 15, 2004 (the “Loan Agreement”);

WHEREAS, Borrower and Lender desire to modify the Loan Agreement in the manner set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties agree as follows:

1.                                       Capitalized terms used herein that are not otherwise defined herein shall have the meaning given such terms in the Loan Agreement.

2.                                       The figure of $7,500,000 set forth in Section 10.1(a) of the Loan Agreement is hereby changed to “$7,000,000.”

3.                                       Except as amended hereby, the Loan Agreement remains unchanged and in full force and effect.

The parties have executed this Amendment by their duly authorized officers.

Heartland Bank		Centennial Specialty Foods Corporation

By:	/s/ TED KRAIZER	By:	/s/ JEFFREY R. NIEDER

Title:	Vice President	Title:	Chief Executive Officer

Stokes Canning Company

		By:	/s/ JEFFREY R. NIEDER

		Title:	Chief Executive Officer